Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

GoldenTree Asset Management LP
GoldenTree ABS Management LLC – Series E
300 Park Avenue, 21st Floor
New York, New York 10022

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by GoldenTree Asset Management LP and GoldenTree ABS Management LLC – Series E  (collectively, the “Company”) and Goldman Sachs & Co LLC  (“Goldman Sachs” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of student loans in connection with the proposed offering of CommonBond Student Loan Trust 2020-1, Private Credit Student Loan Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File and TILA Dates Data File (each as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 7, 2020, representatives of Goldman Sachs, on behalf of the Company, provided us with a computer-generated student loan data file and related record layout containing data, as represented to us by Goldman Sachs, as of October 2, 2020, with respect to 7,966 student loans (the “Statistical Loan File”).  At your instruction, we randomly selected (i) 220 student loans from the Statistical Loan File (the “Selected Loans”) and (ii) 100 of the 220 Selected Loans (the “Sample Loans”).

File Review Procedures of the Sample Loans:

For each of the Sample Loans, we performed certain comparisons and recomputations relating to the student loan characteristics (the “Sample Loan Characteristics”) set forth on the Statistical Loan File and indicated below.

Sample Loan Characteristics
1.          Loan number (for informational purposes)
2.          Borrower state (original)
3.          Approved loan amount
4.          Loan type (In-School MBA/In-School Cosigned)
5.          Deferment end date (if applicable)
6.          Forbearance end date (if applicable)
7.          Payment amount

8. First disbursement date 9. Original term 10. Next payment date (if applicable) 11. Current loan status 12. Current interest rate 13. Current loan balance

Member of Deloitte Touche Tohmatsu Limited

We compared Sample Loan Characteristics 2. and 3. to the corresponding information set forth on or derived from the Promissory Note or Final Disclosure Statement (collectively, the “Origination Documents”) and Sample Loan Characteristics 4. through 13. to an electronic loan file, prepared, created, and delivered on behalf of the Company as of the close of business on October 2, 2020 (the “Servicing System File.”)

At your instruction, for purposes of our comparisons:

•
with respect to our comparison of Characteristic 3., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the approved loan amount set forth on the Statistical Loan File when compared to the approved loan amount set forth on the Origination Documents.  For these Sample Loans, we were instructed to perform an additional procedure and recompute the approved loan amount as the difference between (i) the approved loan amount and (ii) the “origination charge” (each set forth on or derived from the Origination Documents. We compared such recomputations to the corresponding information set forth on the Statistical Loan File;

•
with respect to our comparison of Sample Loan Characteristic 4., a loan type of “In-School MBA” set forth on the Statistical Loan File is deemed to be in agreement with “CBDGRD01”, “CBDGRD01”, “CBDGRD15”, “CBMBA”, “CBMBA1”, “CBMBA2”, “CBMBAFL10FD”, “CBMBAFL10IM”, “CBMBAFL10IO”, “CBMBAFL15FD”, “CBMBAFL15IM”, “CBMBAFL15IO”, “CBMBAFX10FD”, “CBMBAFX10IM”, “CBMBAFX10IO”, “CBMBAFX15IM” set forth on the Servicing System File and (ii) “In-School Cosigned” set forth on the Statistical Loan File is deemed to be in agreement with “CBISC”, “CBISC0”, “CBISC2”, “CBISCFL05FD”, “CBISCFL05FD”, “CBISCFL05FP”, “CBISCFL05IM”, “CBISCFL05IO”, “CBISCFL10FD”, “CBISCFL10FP”, “CBISCFL10IM”, “CBISCFL10IO”, “CBISCFL15FD”, “CBISCFL15FP”, “CBISCFL15IM”, “CBISCFL15IO”, “CBISCFL5FD”, “CBISCFL5IO”, “CBISCFX05FD”, “CBISCFX05FP”, “CBISCFX05IM”, “CBISCFX05IO”, “CBISCFX10FD”, “CBISCFX10FP”, “CBISCFX10IM”, “CBISCFX10IO”, “CBISCFX15FD”, “CBISCFX15FP”, “CBISCFX15IM”  set forth on the Servicing System File;

•	with respect to our comparison of Characteristic 8., differences of 3 days or less are deemed to be in agreement; and

•
with respect to our comparison of Sample Loan Characteristic 11., a current loan status of (i) “Disaster Forbearance” set forth on the Statistical Loan File, is deemed to be in agreement with a current loan status of “DF” set forth on the Servicing System File, (ii) “Repayment” set forth on the Statistical Loan File, is deemed to be in agreement with a current loan status of “R” set forth on the Servicing System File, (iii) “in-school deferred” set forth on the Statistical Loan File, is deemed to be in agreement with a loan status of “S” set forth on the Servicing System File, (iv) “grace” set forth on the Statistical Loan File is deemed to be in agreement with a loan status of “G” or “IG” set forth on the Servicing System File, (v) “in-school interest only” set forth on the Statistical Loan File is deemed to be in agreement with a loan status of “SM” set forth on the Servicing System File, (vi) “grace fixed” set forth on the Statistical Loan File is deemed to be in agreement with a loan status of “SM” set forth on the Servicing System File, (vii) “deferred” set forth on the Statistical Loan File is deemed to be in agreement with a loan status of “D” set forth on the Servicing System File and (viii) “in-school fixed” set forth on the Statistical Loan File is deemed to be in agreement with a loan status of “SF” set forth on the Servicing System File.

File Review Procedures of the Selected Loans:

At your instruction, for each of the 220 Selected Loans, we performed certain comparisons and recomputations relating to the student loan characteristics (the “Selected Loan Characteristics”) set forth on the Statistical Loan File and indicated below.

Selected Loan Characteristics
1. Loan number (for informational purposes) 2. Co-signor credit score (if applicable)	3. Credit score 4. Borrower school

We compared Selected Loan Characteristics 2. and 3. to the “Credit Report” and Selected Loan Characteristic 4. to the Origination Documentation.

At your instruction, for purposes of our comparisons:

•	with respect to our comparison of Selected Loan Characteristic 3., if both a borrower and co-signor credit score is observed on the Credit Report, we used the co-signor credit score.

In addition to the procedures described above, for each Selected Loan, we observed that the Credit Report of the (i) borrower (if no co-signor is applicable to the Selected Loan, as represented to us by the Company) or (ii) co-signor (if a co-signor is applicable to the Selected Loan, as represented to us by the Company):

a)	included at least two years of credit history;

b)
does not indicate having a “public record code” of “AM,” “CB,” “CJ,” “CP,” “CS,” “DF,” “DS,” “FC,” “FF,” “FT,” “GN,” “HA,” “HF,” “HL,” “JL,” “JM,” “LR,” “ML,” “PC,” “PF,” “PG,” “PL,” “PQ,” “PT,” “PV,” “RL,” “RM,” “RS,” “SF,” “SL,” “TB,” “TC,” “TL,” “TP,” “TR,” “TX,” “WS,” “1D,” “1F,” “1V,” “1X,” “2D,” “2F,” “2V,” “2X,” “3D,” “3 F,” “3V,” “3X,” “7D,” “7F,” “7V” or “7X” and a “dateFiled” (as indicated on the Credit Report) within 7 years of date of the Credit Report;

c)	does not indicate a “paymentPattern” of “4” or “5” for the most recent 12 payments represented; and

d)	does not, for each tradeline identifying a “chargeOffRepo”, indicate a “currentBalance” of $500 or more in the last 24 months.

Further, on October 10, 2020, representatives of the Company provided us with a computer-generated student loan data file containing the “offer deadline date,” “approval TIL date,” “right to cancel date” and “final TIL date” for each Selected Loan (collectively, the “TILA Dates Data File”).  For each Selected Loan, we observed:

•	that the difference between the “offer deadline date” and “approval TIL date,” each as set forth on the TILA Dates Data File, is at least 33 calendar days; and

•	that the difference between the “right to cancel date” and “final TIL date,” each as set forth on the TILA Dates Data File, is at least 3 business days.

The student loan documents described above (including the Servicing System File) and any other related documents used in support of the Sample Loan Characteristics and Selected Loan Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In some instances, our comparisons and recomputations were made using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans or Selected Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that (i) the Sample Loan Characteristics and Selected Loan Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents and (ii) the Selected Loans set forth on the TILA Dates Data File fall within the thresholds described above, except as indicated in Appendix B.  Supplemental Information is contained in Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans underlying the Statistical Loan File or TILA Dates Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs.  Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 16, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 16, 2020.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 3. for the following Sample Loans:

0025160000AOEA002	90000350019344441
0025730000B111489	90000350016876741
0025870000P034926	90000350016824741
0026090000B067650	90000350016888221
0027070300P015917	90000350017670841
0027850000A9CO001	9000040000HHR252H
0027910000B048061	9000040000L0MR90T
0029200004A8QG001	9000040000L5NBWHO
0032350000P054125	9000040000L8NNWNM
0037450000A8QC002	9000040000LGWU01C
0039110000D3KBOXP	9000040000LJ2M00L
90000350016823741	9000040000LJ86007
90000350016734641	9000040000LJJA0VU
90000350016517621	9000040000LMJM3T1

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 16, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Sample Loans

1	One difference in borrower state.
2	Four differences in approved loan amount.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 16, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix B
Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Loan Documents

1	9000040000L1PO27U	Borrower state	TX	LA
2	9000040000LFDA022	Approved loan amount	$26,600.00	$13,300.00
2	90000350016656381	Approved loan amount	$55,080.00	$54,000.00
2	90000350017236721	Approved loan amount	$20,400.00	$20,000.00
2	9000040000LEOA01H	Approved loan amount	$32,640.00	$32,000.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.